================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Growth & Income Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
GROWTH & INCOME FUND
---------------------
     * Powered by the technology sector, the stock market generated an unprecedented fifth straight year of gains over 20%.
     * The market's advance was exceptionally narrow; more than half of all stocks in the S&P 500 Stock Index declined in 1999.
     * After a solid first half, the fund lost ground in the second half but recorded a modest gain for the year.
     * Stocks favored by our value-conscious approach were shunned by investors in 1999, and our underweighting in technology hurt performance.
     * We will be focusing on companies that should be able to maintain their earnings growth if the economy slows, which we think likely.
--------------------------------------------------------------------------------
UPDATES AVAILABLE
-----------------
For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------

     The stock market closed out the final quarter of the year with a powerful surge that allowed the Standard & Poor's 500 Index to continue its unprecedented streak of 20% gains. The market was cheered by the surprising strength of the economy, benign inflation, and healthy gains in corporate profits. Although rising interest rates did not seem to inhibit the general stock market indices, many stocks were negatively affected. In fact, more than half of the stocks in the index actually declined for the year. Unfortunately, the type of stocks that have been emphasized in your fund -- income-oriented and reasonably priced -- were prominent in this latter category.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/99        6 Months        12 Months
    ----------------------        --------        ---------
    Growth & Income Fund            -7.84%          3.78%

    S&P500                           7.71          21.04

    Lipper Multi-Cap Value
    Funds Average                   -2.64           7.78
================================================================================

     In our report to you at midyear, the fund had just completed a favorable first half and was outperforming the market index and the peer group of similar funds. The second half reversal was disappointing and somewhat surprising given the generally favorable economic backdrop. As shown in the table, the fund did not compare well with the overall market during 1999, reflecting our broader diversification and underweighting in technology. We also lagged the new peer group (Multi-Cap Value) assigned to the fund by Lipper Inc. Previously, Lipper assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, earnings growth rates, and price/earnings ratios and other valuation measures.

YEAR-END DISTRIBUTIONS
----------------------

     Your Board of Directors declared a fourth quarter income dividend of $0.15 per share, bringing the 1999 total to $0.51. At the same time a $2.15 capital gain distribution was declared, of which $0.14 represented short-term and $2.01 represented long-term capital gains. These distributions were paid on December 16, 1999, to shareholders of record on December 14. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

PORTFOLIO REVIEW
----------------

     Nineteen ninety-nine will be remembered as a year with unusual characteristics and crosscurrents. Although the S&P 500 ended the year at a record high, the typical stock in the index closed down 23% from its high during the year. This divergence occurred because a very small number of stocks that are relatively large components of the index experienced huge price gains. The extreme narrowness of the market's strength was further indicated by the fact that only seven stocks accounted for half the rise in the index. Growth stocks, in general, perform ed much better than value stocks. By sector, the whole story was technology, especially companies connected to the Internet in any way. The technology sector of the S&P 500 rose 75%, while the remai ning sectors of the index eked out a gain of only 3% for the year, according to data from the Leuthold Group.

********************************************************************************
               Sector  diversification  pie  chart
               shown here; as of 12/31/99 showing:
               Consumer 37%, Energy 15%, Financial
               14%,    Process    Industries   8%,
               Utilities 7%, Business Services and
               Transportation   7%,   Other   10%,
               Reserves 2%.
********************************************************************************

     The market's unprecedented narrowness was a challenge that we could not overcome. The valuation-sensitive approach and broad industry diversificatio n (shown in the chart) that we have typically employed in managing your fund seldom includes any meaningful exposure to the technology sector. As discussed, this essentially eliminated the possibility of earning a satisfactory return in the kind of market we had last year.

     Reasonably valued growth stocks in the consumer area, our largest sector, were generally out of favor in 1999. Energy, our second largest exposure, did well for much of the year as oil prices rose, but faded in the final quarter. Financial stocks were hurt by the perception that rising interest rates would be a negative for the whole sector. We are hopeful that the past underperformance of these sectors creates an enhanced opportunity for future outperformance. Certainly, the relative valuations of many fine companies with good growth prospects are historically attractive compared with recent market leaders.

     For both the second half and the year, the fund's top-10 contributors included CORNING (our largest holding), GE, ALCOA, and REYNOLDS METALS, which is being acquired by Alcoa. CITIGROUP and MORGAN STANLEY DEAN WITTER swam against the adverse financial service tide to post solid results for both periods. Among the most negative stocks were AMERICAN HOME PRODUCTS and PFIZER. Along with other pharmaceutical stocks, these solid blue chips were hurt by political proposals concerning prescription benefits, which investors feared would affect the pricing of drugs. In addition, both companies have been involved in the merger and acquisition quest for WARNER-LAMBERT, another fund holding. J.C. PENNEY and RITE AID (new to the portfolio) were also poor performers as they struggled in fiercely competitive industries.

SUMMARY AND OUTLOOK
-------------------

================================================================================
    FINANCIAL PROFILE
    -----------------
                                Growth &
    As of 12/31/99             Income Fund        S&P 500
    --------------             -----------        -------
    Current Yield                 2.5%             1.1%
    Price/Book Ratio              3.6X             8.1X
    Price/Earnings Ratio
    (2000 estimated EPS)         17.6X            29.7X
    Historical Beta
    (based on monthly
    returns for 5 years)          0.73             1.00

================================================================================

     Several conclusions are possible from a review of the traditional valuation measures shown in the chart. First, in a historical context, the market is richly valued by most any measure. Second, your fund has a very attractive valuation profile compared with the market index. When the market begins to broaden out, the fund should be in a relatively advantageous position. But if the investment environment becomes more challenging, accompanied by increasing volatility, the fund should be more defensive than the general market.

     Our intention is to ensure that as market participation broadens, as we believe it will, our portfolio captures the developing opportunity. In the period ahead, we will be focusing more attention on companies that are expected to achieve good corporate earnings progress in an environment where economic growth is expected to slow.

     In closing, we would like to introduce Robert W. Sharps, who has joined the fund's Investment Advisory Committee. Rob joined T. Rowe Price in 1997 as a banking analyst and has been closely involved with day-to-day management of the Financial Services Fund. We are confident that Rob's analytical and portfolio management abilities will benefit this fund.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee

January 27, 2000
================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                                      Percent of
                                                      Net Assets
                                                        12/31/99
-------------------------------------------------------------------
  Corning                                                    3.7%
-------------------------------------------------------------------
  BP Amoco                                                   3.7
-------------------------------------------------------------------
  GE                                                         3.1
-------------------------------------------------------------------
  USX-Marathon                                               2.6
-------------------------------------------------------------------
  Eastman Kodak                                              2.1
-------------------------------------------------------------------
  St. Paul Companies                                         2.1
-------------------------------------------------------------------
  Chase Manhattan                                            2.0
-------------------------------------------------------------------
  Dayton Hudson                                              1.7
-------------------------------------------------------------------
  Pfizer                                                     1.7
-------------------------------------------------------------------
  Amerada Hess                                               1.6
-------------------------------------------------------------------
  Reynolds Metals                                            1.6
-------------------------------------------------------------------
  Dow Chemical                                               1.6
-------------------------------------------------------------------
  Baker Hughes                                               1.5
-------------------------------------------------------------------
  Citigroup                                                  1.5
-------------------------------------------------------------------

  Reader's Digest                                            1.5
-------------------------------------------------------------------
  Fannie Mae                                                 1.5
-------------------------------------------------------------------
  Household International                                    1.4
-------------------------------------------------------------------
  Atlantic Richfield                                         1.4
-------------------------------------------------------------------
  Pall                                                       1.4
-------------------------------------------------------------------
  American Home Products                                     1.4
-------------------------------------------------------------------
  Inco                                                       1.4
-------------------------------------------------------------------
  Alcoa                                                      1.3
-------------------------------------------------------------------
  Colgate-Palmolive                                          1.3
-------------------------------------------------------------------
  AT&T                                                       1.3
-------------------------------------------------------------------
  Kimberly-Clark                                             1.3
-------------------------------------------------------------------
  Total                                                     45.7%

Note: Table excludes reserves.

================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size
6 Months Ended 12/31/99

Ten Largest Purchases
---------------------
Waste Management *
Rite Aid *
Xerox *
NIKE *
R.R. Donnelley *
McDermott International *
Baker Hughes
Equifax *
Rite Aid Cv. Bond *
Fort James

Ten Largest Sales
-----------------
Browning-Ferris **
Honeywell International **
American Express **
Corning
Cooper Industries **
DuPont **
Travelers Property Casualty
DQE **
Telebras **
Amerada Hess

*    Position added
**   Position eliminated

================================================================================

T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/99           1 Year      3 Years     5 Years      10 Years
----------------------           ------      -------     -------      --------
Growth & Income Fund              3.78%       12.13%      18.32%       13.43%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------- For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                            Year
                           Ended
                        12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
NET ASSET VALUE
Beginning of period    $   26.25  $   26.36  $   22.63  $   19.18  $   15.63
------------------------------------------------------------------------------
Investment activities
  Net investment income
        (loss)              0.49       0.55       0.55       0.52       0.58
  Net realized and
  unrealized gain
        (loss)              0.46       2.00       4.71       4.34       4.16
------------------------------------------------------------------------------
  Total from
  investment activities     0.95       2.55       5.26       4.86       4.74
------------------------------------------------------------------------------
Distributions
  Net investment income    (0.51)     (0.53)     (0.56)     (0.51)     (0.59)
  Net realized gain        (2.25)     (2.13)     (0.97)     (0.90)     (0.60)
------------------------------------------------------------------------------
  Total distributions      (2.76)     (2.66)     (1.53)     (1.41)     (1.19)
------------------------------------------------------------------------------
NET ASSET VALUE
End of period          $   24.44  $   26.25  $   26.36  $   22.63  $   19.18
==============================================================================

Ratios/SupplementalData======================================================
Total return*               3.78%     9.96%      23.53%     25.64%    30.92%
------------------------------------------------------------------------------
Ratio of total expenses
to average net assets       0.77%     0.77%      0.78%      0.82%     0.84%
------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                  1.78%     2.03%      2.22%      2.53%     3.31%
------------------------------------------------------------------------------
Portfolio turnover rate    20.3%      20.5%      15.7%      13.5%      26.2%
------------------------------------------------------------------------------
Net assets, end of
period (in millions)   $   3,440  $   3,563  $   3,447  $   2,489  $   1,748
------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------                            December 31, 1999
STATEMENT OF NET ASSETS
-----------------------
                                                    Shares/Par       Value
                                                          In thousands
COMMON STOCKS  95.9%
FINANCIAL==14.3%============================================================
Bank and Trust  3.9%
Bank of America                                        500,000   $   25,094
----------------------------------------------------------------------------
Bank One                                               595,239       19,085
----------------------------------------------------------------------------
Chase Manhattan                                        900,000       69,918
----------------------------------------------------------------------------
National City                                          800,000       18,950
----------------------------------------------------------------------------
                                                                    133,047
----------------------------------------------------------------------------
Insurance  4.6%
American General                                       600,000       45,525
----------------------------------------------------------------------------
St. Paul Companies                                   2,100,000       70,744
----------------------------------------------------------------------------
Travelers Property Casualty (Class A)                  300,000       10,275
----------------------------------------------------------------------------
XL Capital (Class A)                                   600,000       31,125
----------------------------------------------------------------------------
                                                                    157,669
----------------------------------------------------------------------------
Financial Services  5.8%
Bear Stearns                                           518,274       22,156
----------------------------------------------------------------------------
Citigroup                                              924,655       51,376
----------------------------------------------------------------------------

Fannie Mae                                             800,000       49,950
----------------------------------------------------------------------------
Household International                              1,297,322       48,326
----------------------------------------------------------------------------
Morgan Stanley Dean Witter                             200,000       28,550
----------------------------------------------------------------------------
                                                                    200,358
----------------------------------------------------------------------------
Total Financial                                                     491,074
----------------------------------------------------------------------------

UTILITIES==7.1%=============================================================
Telephone  3.2%
AT&T                                                   900,000       45,675
----------------------------------------------------------------------------
GTE                                                    400,000       28,225
----------------------------------------------------------------------------
SBC Communications                                     768,022       37,441
----------------------------------------------------------------------------
                                                                    111,341
----------------------------------------------------------------------------
Electric Utilities  3.9%
FirstEnergy                                          1,275,000       28,927
----------------------------------------------------------------------------
GPU                                                    569,100       17,037
----------------------------------------------------------------------------
Niagara Mohawk *                                     1,000,000       13,938
----------------------------------------------------------------------------
Scottish Power ADR                                     580,000       16,240
----------------------------------------------------------------------------
Texas Utilities                                        500,000   $   17,781
----------------------------------------------------------------------------
Unicom                                               1,200,000       40,200
----------------------------------------------------------------------------
                                                                    134,123
----------------------------------------------------------------------------
Total Utilities                                                     245,464
----------------------------------------------------------------------------

CONSUMER=NONDURABLES==20.9%=================================================
Cosmetics  1.3%
International Flavors & Fragrances                   1,142,900       43,144
----------------------------------------------------------------------------
                                                                     43,144
----------------------------------------------------------------------------
Beverages  2.1%
Anheuser-Busch                                         380,600       26,975
----------------------------------------------------------------------------
Brown-Forman (Class B)                                 220,000       12,595
----------------------------------------------------------------------------
PepsiCo                                                900,000       31,725
----------------------------------------------------------------------------
                                                                     71,295
----------------------------------------------------------------------------
Food Processing  4.1%
Campbell                                               500,000       19,344
----------------------------------------------------------------------------
General Mills                                        1,000,000       35,750
----------------------------------------------------------------------------
Heinz                                                  300,000       11,944
----------------------------------------------------------------------------
McCormick                                              103,000        3,064
----------------------------------------------------------------------------

Ralston Purina                                       1,300,000       36,237
----------------------------------------------------------------------------
Sara Lee                                             1,550,000       34,197
----------------------------------------------------------------------------
                                                                    140,536
----------------------------------------------------------------------------
Hospital Supplies/Hospital Management  1.5%
Abbott Laboratories                                    400,000       14,525
----------------------------------------------------------------------------
Baxter International                                   246,400       15,477
----------------------------------------------------------------------------
Smith & Nephew (GBP)                                 6,700,000       22,511
----------------------------------------------------------------------------
                                                                     52,513
----------------------------------------------------------------------------
Pharmaceuticals  5.9%
American Home Products                               1,200,000       47,325
----------------------------------------------------------------------------
Bristol-Myers Squibb                                   300,000       19,256
----------------------------------------------------------------------------
Eli Lilly                                              100,000        6,650
----------------------------------------------------------------------------
Pfizer                                               1,800,000       58,388
----------------------------------------------------------------------------
Pharmacia & Upjohn                                     700,000       31,500
----------------------------------------------------------------------------
Warner-Lambert                                         500,000       40,969
----------------------------------------------------------------------------
                                                                    204,088
----------------------------------------------------------------------------
Miscellaneous Consumer Products  6.0%
Colgate-Palmolive                                      705,000       45,825
----------------------------------------------------------------------------
Newell Rubbermaid                                      600,000       17,400
----------------------------------------------------------------------------
NIKE (Class B)                                         600,000   $   29,737
----------------------------------------------------------------------------
Philip Morris                                          800,000       18,550
----------------------------------------------------------------------------
Procter & Gamble                                       400,000       43,825
----------------------------------------------------------------------------
Tomkins (GBP)                                        2,500,000        8,077
----------------------------------------------------------------------------
Unifi *                                                995,500       12,257
----------------------------------------------------------------------------
UST                                                  1,200,000       30,225
----------------------------------------------------------------------------
                                                                    205,896
----------------------------------------------------------------------------
Total Consumer Nondurables                                          717,472
----------------------------------------------------------------------------

CONSUMER=SERVICES==6.4%=====================================================
General Merchandisers  2.3%
Dayton Hudson                                          800,000       58,750
----------------------------------------------------------------------------
J.C. Penney                                          1,000,000       19,937
----------------------------------------------------------------------------
                                                                     78,687
----------------------------------------------------------------------------

Specialty Merchandisers  1.9%
Albertson's                                            764,694       24,661
----------------------------------------------------------------------------
Rite Aid                                             1,700,000       19,019
----------------------------------------------------------------------------
Tupperware                                           1,373,900       23,271
----------------------------------------------------------------------------
                                                                     66,951
----------------------------------------------------------------------------
Entertainment and Leisure  1.5%
Reader's Digest (Class A)                            1,032,400       30,198
----------------------------------------------------------------------------
Reader's Digest (Class B) +                            786,400       20,839
----------------------------------------------------------------------------
                                                                     51,037
----------------------------------------------------------------------------
Media and Communications  0.7%
R.R. Donnelley                                       1,000,000       24,813
----------------------------------------------------------------------------
                                                                     24,813
----------------------------------------------------------------------------
Total Consumer Services                                             221,488
----------------------------------------------------------------------------

CONSUMER=CYCLICALS==9.4%====================================================
Building and Real Estate  3.5%
CarrAmerica Realty, REIT                               605,000       12,781
----------------------------------------------------------------------------
Federal Realty Investment Trust, REIT                1,275,000       23,986
----------------------------------------------------------------------------
Prologis Trust, REIT                                   327,272        6,300
----------------------------------------------------------------------------
Reckson Associates Realty, REIT                        750,000       15,375
----------------------------------------------------------------------------
Rouse                                                  599,500       12,739
----------------------------------------------------------------------------
Simon DeBartolo Group, REIT                            841,000       19,290
----------------------------------------------------------------------------
Spieker Properties, REIT                               200,000        7,288
----------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT              775,000   $   18,212
----------------------------------------------------------------------------
United Dominion Realty Trust, REIT                     657,900        6,497
----------------------------------------------------------------------------
                                                                    122,468
----------------------------------------------------------------------------
Miscellaneous Consumer Durables  5.9%
Corning                                              1,000,000      128,938
----------------------------------------------------------------------------
Eastman Kodak                                        1,100,000       72,875
----------------------------------------------------------------------------
                                                                    201,813
----------------------------------------------------------------------------
Total Consumer Cyclicals                                            324,281
----------------------------------------------------------------------------

TECHNOLOGY==0.9%============================================================
Office Automation  0.9%
Xerox                                                1,300,000       29,494
----------------------------------------------------------------------------
Total Technology                                                     29,494
----------------------------------------------------------------------------

CAPITAL=EQUIPMENT==3.8%=====================================================
Electrical Equipment  3.8%
GE                                                     700,000      108,325
----------------------------------------------------------------------------
Hubbell (Class B)                                      810,000       22,072
----------------------------------------------------------------------------
Total Capital Equipment                                             130,397
----------------------------------------------------------------------------

BUSINESS=SERVICES=AND=======================================================
TRANSPORTATION==5.3%========================================================
Computer Service and Software  0.6%
Galileo International                                  700,000       20,956
----------------------------------------------------------------------------
                                                                     20,956
----------------------------------------------------------------------------
Miscellaneous Business Services  2.7%
Equifax                                                600,000       14,138
----------------------------------------------------------------------------
H&R Block                                            1,000,000       43,750
----------------------------------------------------------------------------
UPS                                                    130,000        8,970
----------------------------------------------------------------------------
Waste Management                                     1,500,000       25,781
----------------------------------------------------------------------------
                                                                     92,639
----------------------------------------------------------------------------
Railroad  2.0%
Burlington Northern Santa Fe                         1,500,000       36,375
----------------------------------------------------------------------------
Norfolk Southern                                     1,500,000       30,750
----------------------------------------------------------------------------
                                                                     67,125
----------------------------------------------------------------------------
Total Business Services and Transportation                          180,720
----------------------------------------------------------------------------

ENERGY==14.6%===============================================================
Energy Services  2.5%
Baker Hughes                                         2,500,000   $   52,656
----------------------------------------------------------------------------
Halliburton                                            636,000       25,599
----------------------------------------------------------------------------
McDermott International                              1,000,000        9,063
----------------------------------------------------------------------------
                                                                     87,318
----------------------------------------------------------------------------
Integrated Petroleum - Domestic  6.1%
Amerada Hess                                         1,000,000       56,750
----------------------------------------------------------------------------
Atlantic Richfield                                     550,000       47,575
----------------------------------------------------------------------------
Conoco (Class B)                                       614,210       15,278
----------------------------------------------------------------------------

USX-Marathon                                         3,600,000       88,875
----------------------------------------------------------------------------
                                                                    208,478
----------------------------------------------------------------------------
Integrated Petroleum - International  4.9%
BP Amoco ADR                                         2,123,332      125,940
----------------------------------------------------------------------------
Texaco                                                 800,000       43,450
----------------------------------------------------------------------------
                                                                    169,390
----------------------------------------------------------------------------
Exploration and Production  1.1%
Unocal                                               1,100,000       36,919
----------------------------------------------------------------------------
                                                                     36,919
----------------------------------------------------------------------------
Total Energy                                                        502,105
----------------------------------------------------------------------------

PROCESS=INDUSTRIES==7.7%====================================================
Diversified Chemicals  2.7%
Dow Chemical                                           400,000       53,450
----------------------------------------------------------------------------
Hercules                                             1,400,000       39,025
----------------------------------------------------------------------------
                                                                     92,475
----------------------------------------------------------------------------
Specialty Chemicals  2.5%
Great Lakes Chemical                                 1,000,000       38,188
----------------------------------------------------------------------------
Pall                                                 2,200,000       47,437
----------------------------------------------------------------------------
                                                                     85,625
----------------------------------------------------------------------------
Paper and Paper Products  2.5%
Fort James                                           1,500,000       41,062
----------------------------------------------------------------------------
Kimberly-Clark                                         700,000       45,675
----------------------------------------------------------------------------
                                                                     86,737
----------------------------------------------------------------------------
Total Process Industries                                            264,837
----------------------------------------------------------------------------

BASIC=MATERIALS==5.5%=======================================================
Metals  4.2%
Alcoa                                                  552,800   $   45,882
----------------------------------------------------------------------------
Inco *                                               2,000,000       47,000
----------------------------------------------------------------------------
Reynolds Metals                                        700,000       53,638
----------------------------------------------------------------------------
                                                                    146,520
----------------------------------------------------------------------------
Mining  1.3%
Newmont Mining                                       1,800,000       44,100
----------------------------------------------------------------------------
                                                                     44,100
----------------------------------------------------------------------------
Total Basic Materials                                               190,620
----------------------------------------------------------------------------
Total Common Stocks (Cost  $2,338,649)                            3,297,952
============================================================================

PREFERRED=STOCKS==0.0%======================================================
Entergy Gulf States (Series A)                           2,456          245
----------------------------------------------------------------------------
Entergy Gulf States (Series B)                          12,063          600
----------------------------------------------------------------------------
Total Preferred Stocks (Cost  $882)                                     845
============================================================================

CONVERTIBLE=PREFERRED=STOCKS==0.5%==========================================
Union Pacific Capital Trust, 6.25%                     400,000       16,651
----------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $18,123)                   16,651
============================================================================

CONVERTIBLE=BONDS==1.5%=====================================================
Networks Associates, Zero Coupon, 2/13/18         $100,000,000       38,716
----------------------------------------------------------------------------
Rite Aid, 5.25%, 9/15/02                            20,000,000       13,712
----------------------------------------------------------------------------
Total Convertible Bonds (Cost  $47,145)                              52,428
============================================================================

CORPORATE=BONDS==0.2%=======================================================
Container Corp of America, Sr. Notes, 9.75%,4/1/03   5,000,000        5,187
----------------------------------------------------------------------------
Total Corporate Bonds (Cost  $5,000)                                  5,187
============================================================================

SHORT-TERM=INVESTMENTS==2.1%================================================
Money Market Funds  2.1%
Reserve Investment Fund, 6.16%  #                   71,800,775   $   71,801
----------------------------------------------------------------------------
Total Short-Term Investments (Cost  $71,801)                         71,801
============================================================================
=Total=Investments=in=Securities============================================
 100.2% of Net Assets (Cost $2,481,600)                          $3,444,864
 Other Assets Less Liabilities                                       (5,329)
============================================================================
 NET ASSETS                                                      $3,439,535
============================================================================
 Net Assets Consist of:
 Accumulated net investment income -
        net of distributions                                     $       64
 Accumulated net realized gain/loss -
        net of distributions                                          4,751
 Net unrealized gain (loss)                                         963,264
 Paid-in-capital applicable to 140,731,233
        shares of $0.01 par value capital stock
        outstanding; 500,000,000 shares authorized                2,471,456
----------------------------------------------------------------------------
 NET ASSETS                                                      $3,439,535
============================================================================
 NET ASSET VALUE PER SHARE                                       $    24.44
============================================================================
     #  Seven-day yield
     +  Affiliated company
     *  Non-income producing
   ADR  American Depository Receipt
  REIT  Real Estate Investment Trust
   GBP  British sterling

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
                                                                  Year
                                                                 Ended
                                                              12/31/99
                                                              --------
  Investment Income (Loss)
  Income
   Dividend                                                 $   82,503
   Interest                                                      9,637
   Securities lending                                              100
--------------------------------------------------------------------------------
   Total income                                                  92,240
--------------------------------------------------------------------------------
  Expenses
   Investment management                                         20,605
   Shareholder servicing                                          6,491
   Prospectus and shareholder reports                               257
   Custody and accounting                                           220
   Registration                                                      55
   Legal and audit                                                   16
   Directors                                                         14
   Miscellaneous                                                     22
--------------------------------------------------------------------------------
   Total expenses                                                27,680
   Expenses paid indirectly                                          (7)
--------------------------------------------------------------------------------
   Net expenses                                                  27,673
--------------------------------------------------------------------------------
  Net investment income (loss)                                   64,567
--------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                   282,640
   Foreign currency transactions                                      2
--------------------------------------------------------------------------------
   Net realized gain (loss)                                     282,642
  Change in net unrealized gain or loss on securities          (209,734)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                        72,908
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                     $  137,475

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

    In thousands
                                                          Year
                                                         Ended
                                                      12/31/99        12/31/98
                                                      --------        --------
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   64,567      $   72,051
  Net realized gain (loss)                             282,642         248,790
  Change in net unrealized gain or loss               (209,734)         14,493
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    137,475         335,334
--------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                (66,985)        (69,614)
  Net realized gain                                   (292,034)       (271,171)
--------------------------------------------------------------------------------
  Decrease in net assets from distributions           (359,019)       (340,785)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          537,422         567,095
  Distributions reinvested                             350,545         333,198
  Shares redeemed                                     (790,045)       (778,401)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    97,922         121,892
--------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     (123,622)        116,441
Beginning of period                                  3,563,157       3,446,716
--------------------------------------------------------------------------------
End of period                                       $3,439,535      $3,563,157
================================================================================
*Share information
  Shares sold                                           19,809          20,871
  Distributions reinvested                              14,343          12,745
  Shares redeemed                                      (29,176)        (28,635)
--------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding              4,976           4,981

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------                             December 31, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $706,104,000 and $826,870,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,481,600,000. Net unrealized gain aggregated $963,264,000 at period- end, of which $1,202,126,000 related to appreciated investments and $238,862,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,651,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,316,000 for the year ended December 31, 1999, of which $405,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 11.6% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $873,000 of Spectrum expenses, $70,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the
Reserve Funds to the fund for the year ended December 31, 1999, tot aled $6,337,000 and are reflected as interest income in the accompanying Statement of Operations.
================================================================================

T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE GROWTH & INCOME FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, ass essing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================
T. ROWE PRICE GROWTH & INCOME FUND
----------------------------------
           TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
           -----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

          *    $23,471,000 from short-term capital gains,
          * $268,563,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $68,182,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
     INVESTMENT SERVICES AND INFORMATION
     -----------------------------------
     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

     AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS (Registration Mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

     ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

     BROKERAGE SERVICES*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

     INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------

        ADVISORY SERVICES,RETIREMENT RESOURCES
        --------------------------------------

            T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

        ADVISORY SERVICES
        -----------------

            T. ROWE PRICE RETIREMENT INCOME MANAGER [SM] helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


        RETIREMENT RESOURCES AT T. ROWE PRICE
        -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
              Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

        PLANNING AND INFORMATIONAL GUIDES
        ---------------------------------
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

        INSIGHTS REPORTS
        ----------------
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

        SOFTWARE PACKAGES
        -----------------

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

        T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

        INVESTMENT KITS
        ---------------
            We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.



================================================================================
T. ROWE PRICE INSIGHTS REPORTS
------------------------------
     THE FUNDAMENTALS OF INVESTING
     -----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS
          ----------------
          GENERAL INFORMATION

          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          ---------------------

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          -------------------

          The Basics of International  Stock Investing
          The Basics of Tax-Free  Investing
          The Fundamentals of Fixed Income Investing
          Global Bond Investing
          Investing in Common  Stocks
          Investing in Emerging  Growth  Stocks
          Investing in Financial Services  Stocks
          Investing in Health Care  Stocks
          Investing in High-Yield Municipal   Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company  Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          ------------------

          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

================================================================================
T. ROWE PRICE BROKERAGE
-----------------------
     BROKERAGE SERVICES
     ------------------
          T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

               INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

               RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

               DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
               ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F54-050  12/31/99